UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

AIMMUNE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***   Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on May 27, 2020.   AIMMUNE THERAPEUTICS, INC.   Meeting Information  Meeting Type: Annual Meeting  For holders as of: March 31, 2020  Date: May 27, 2020 Time: 3:00 PM, Pacific TimeLocation: Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/AIMT2020.  The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit  www.virtualshareholdermeeting.com/AIMT2020 and be sure to  have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page).  AIMMUNE THERAPEUTICS, INC.  8000 MARINA BLVD.  SUITE 300  BRISBANE, CA 94005   You are receiving this communication because you hold shares in  the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of the more  complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com/aimt  or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.   D12950-P37893  See the reverse side of this notice to obtain  proxy materials and voting instructions.
Before You Vote   How to Access the Proxy Materials   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery.  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the  following page) and visit: www.proxyvote.com/aimt.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com/aimt  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.  NOTICE AND PROXY STATEMENT FORM 10-K  Proxy Materials Available to VIEW or RECEIVE:  How To Vote   Please Choose One of the Following Voting Methods   Vote By Internet:  Before The Meeting:  Go to www.proxyvote.com/aimt. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  During The Meeting:  Go to www.virtualshareholdermeeting.com/AIMT2020. Have the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  D12951-P37893  The Board of Directors recommends you vote FOR the following:   1. Election of Directors to hold office until the Company's 2023 annual meeting of stockholders.  Nominees:   01) Brett K. Haumann, M.D.  02) Mark D. McDade  03) Stacey D. Seltzer  The Board of Directors recommends you vote FOR the following proposals:   2. To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of KPMG LLP as the independent registered public accounting firm  of the Company for its fiscal year ending December 31, 2020.  3. To approve the compensation of the named executive officers as disclosed in the Company's proxy statement in accordance with the compensation  disclosure rules of the Securities and Exchange Commission.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.   D12952-P37893    D12953-P37893